Fair Value Measurements	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
6.	Fair Value Measurements
In accordance with the authoritative guidance for financial assets and liabilities measured at fair value on a recurring basis (ASC 820), the Company determines fair value based on the exchange price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants, and prioritizes the inputs used to measure fair value from market-based assumptions to entity specific assumptions:

Level 1 :	Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2 :
Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or
other inputs that are observable or can be corroborated by observable market data.

Level 3 :	Inputs which reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instrument’s valuation.
As of December 31, 2021, the Company had $162.6 million, in cash equivalents (Level 1) which consisted of money market funds. With respect to valuation methodologies, the Company uses the following methods and assumptions to estimate the fair value of its financial assets:

Cash equivalents	The carrying value included in the cash and cash equivalents balance on the consolidated balance sheets is fair value.
Marketable debt securities, including those classified as cash equivalents
The fair value of debt securities classified as Level 1 and Level 2 in the fair value hierarchy are measured using various index providers, broker dealers or pricing service vendors, depending on the type of securities, asset class and availability of vendor pricing.

As of both June 30, 2022 and December 31, 2021 the Company had no liabilities measured at fair value on a recurring basis.
Financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2022, are summarized below (in thousands):

	Total	Level 1	Level 2	Level 3
Cash equivalents:
Commercial paper	$19,598	$—	$19,598	$—
Money market funds	13,760	13,760	—	—
U.S. government securities	998	—	998	—

Total cash equivalents	$34,356	13,760	$20,596	$—

Marketable debt securities, available-for-sale:
Certificates of deposit	$5,979	$—	$5,979	$—
Commercial paper	29,664	—	29,664	—
Corporate bonds	645	—	645	—
U.S. government securities	8,963	—	8,963	—

Total Marketable debt securities, available-for-sale	$45,251	$—	$45,251	$—

Marketable debt securities, available-for-sale, net of current portion:
Asset backed securities	$2,779	$—	$2,779	$—
Corporate bonds	6,704	—	6,704	—
Non-U.S. government securities	421	—	421	—
U.S. government securities	8,923	—	8,923	—

Total Marketable debt securities, available-for-sale, net of current portion	$18,827	$—	$18,827	$—

There were no transfers in or out of Level 3 during the reporting period.